EXHIBIT 10.1

SUBSCRIPTION AGREEMENT

This SUBSCRIPTION AGREEMENT (this “Subscription Agreement”) is made by and between Renovaro Inc., a Delaware corporation (the “Company”), and [●] (the “Subscriber”) as of June 14, 2024.

WHEREAS, subject to the terms and conditions set forth in this Subscription Agreement, and pursuant to Regulation S under the Securities Act of 1933, as amended (the “Securities Act”), the Company desires to issue and sell to the Subscriber, and the Subscriber desires to purchase from the Company, securities of the Company as more fully described in this Subscription Agreement, in a private placement to Persons (as defined below) who are not U.S. Persons under Regulation S (the “Offering”); and

WHEREAS, the Subscriber understands that the Offering is being made without registration of the securities under the Securities Act, or any securities law of any state of the United States or of any other jurisdiction, and is being made to only non-U.S. Persons.

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto do hereby agree as follows:

1.       Subscription for Securities.

(a)       Subscription for Securities. Subject to the terms and conditions hereinafter set forth, at the Closing (as defined below), the Subscriber hereby irrevocably subscribes for and agrees to purchase [●] units (the “Units”) of the Company, each such Unit consisting of (i) one share of the Company’s common stock, $0.0001 par value per share (the “Common Stock”) and (ii) one warrant in the form set forth as Exhibit A hereto (each, a “Warrant”, and together with the Units, the shares of Common Stock, and the Exercise Shares (as defined below), the “Securities”) to purchase 1/10 of a share of Common Stock, at a price per Unit equal to $[●] (the “Purchase Price”), and the Company agrees to sell such Units to the Subscriber for the Purchase Price. The Subscriber further acknowledges that the Securities will be subject to restrictions on transfer as set forth in this Subscription Agreement. This Agreement and the Warrant are referred to herein as the “Transaction Documents”.

2.       Terms of Subscription.

(a)        Payment. The Subscriber shall make payment for the Units by [(i) surrendering one or more Convertible Promissory Notes, dated [●] (the “Notes”) in the amounts set forth on the signature page hereto plus (ii)] paying $[●] to an account designated by the Company by wire transfer of immediately available funds at or prior to the Closing, or pursuant to instructions as agreed between the Subscriber and the Company.

(b)       Acceptance of Subscription and Issuance of Securities. The Company shall have no obligation to issue any of the Securities to any Person who is a resident of a jurisdiction in which the issuance of Securities to such Person would constitute a violation of securities, “blue sky”, or other similar laws.

(c)       Closing. The Offering shall be consummated at such place (or by electronic transmission) as may be reasonably determined by the Company (the “Closing”), to occur on the date hereof (the “Closing Date”).

(d)        Closing Deliverables. At the Closing: (i) The Subscriber shall deliver [its Notes for cancellation and] the cash portion of the Purchase Price; and (ii) the Company shall deliver a share certificate representing the shares of Common Stock and a Warrant to the Subscriber that bears an appropriate legend referring to the fact that the Securities are subject to transfer restrictions as set forth in the Securities Act.

3.       Representations and Warranties of Subscriber. The Subscriber represents and warrants to the Company that:

(a)        Reliance on Exemptions. The Subscriber understands that the Securities are being offered and sold in reliance upon specific exemptions from registration provided in the Securities Act, and acknowledges that the Offering has not been reviewed by the Securities and Exchange Commission (the “SEC”) or any state agency because it is intended to be an offering exempt from the registration requirements of the Securities Act pursuant to Regulation S under the Securities Act. The Subscriber understands that the Company is relying upon, and intends that the Company rely upon, the truth and accuracy of, and the Subscriber’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Subscriber set forth herein in order to determine the availability of such exemptions and the eligibility of Subscriber to acquire the Securities. The Company may only make offers to sell the Securities to an individual, corporation, association, general or limited partnership, joint venture, trust, estate, limited liability company, other legal entity or organization, or the foreign equivalent of any of the foregoing (each, a “Person”) outside the United States in this Offering and, if applicable, at the time any buy order is originated, the buyer is outside the United States. The Subscriber has not received an offer to purchase Securities inside the United States and will not originate a buy order inside the United States.

(b)       Non-U.S. Person(c) . The Subscriber is not and is not acquiring the Securities for the account or benefit of any of the following (each, a “U.S. Person”):

(i)       a natural person resident in the United States;

(ii)       a partnership or corporation organized or incorporated under the laws of the United States;

(iii)       an estate of which any executor or administrator is a U.S. Person;

(iv)       a trust of which any trustee is a U.S. Person;

(v)       an agency or branch of a foreign entity located in the United States;

(vi)       a non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of any of the foregoing; or

(vii)       a partnership or corporation (A) organized or incorporated under the laws of any foreign jurisdiction, and (B) formed by a U.S. Person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Regulation D under the Securities Act) who are not natural persons, estates or trusts.

(c)        Investment Purpose. The Securities, and any shares of Common Stock issuable upon exercise of the Warrants (the “Exercise Shares”), are being purchased for the Subscriber’s own account, for investment purposes only and not with a view to sale or resale, distribution or fractionalization of the Securities under applicable U.S. federal or state securities laws. The Subscriber is not acquiring such Securities for the account or benefit of any U.S. Person and was not organized for the specific purpose of acquiring such Securities. The Subscriber will not (i) resell or offer to resell the Securities, or any portion thereof, or (ii) engage in hedging transactions, in each case, except in accordance with the terms of this Subscription Agreement and in accordance with Regulation S under the Securities Act, pursuant to registration under the Securities Act or pursuant to an available exemption from registration under the Securities Act and otherwise in compliance with all applicable securities laws. Furthermore, prior to engaging in any hedging transaction or any resale of the Securities, or any portion thereof, by the Subscriber, the Subscriber shall provide the Company with an opinion of counsel acceptable to the Company in its sole discretion and in a form acceptable to the Company in its sole discretion, that any such proposed sale or hedging transaction is in compliance with the Securities Act or an exemption therefrom. The Subscriber has no contract, undertaking, agreement, or arrangement with any Person to sell, distribute, transfer, or pledge to such Person or anyone else the Securities which the Subscriber hereby subscribes to purchase, or any interest therein, and the Subscriber has no present plans to enter into any such contract, undertaking, agreement, or arrangement. The Subscriber agrees that the Company and its affiliates shall not be required to give effect to any purported transfer of such Securities except upon compliance with the foregoing restrictions.

(d)       Risk of Investment. The Subscriber recognizes that the purchase of the Securities involves a high degree of risk in that: (i) an investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Company and the Securities, and; (ii) transferability of the Securities is limited.

(e)        Use of Proceeds. The Subscriber understands that the net proceeds of the Offering will be used in the development of the Company’s therapies and products, and for working capital and general corporate purposes of both the Company and its subsidiary, Renovaro Cube.

(f)       Prior Investment Experience. The Subscriber understands the business in which the Company is engaged and has such knowledge and experience in business and financial matters that the Subscriber is capable of evaluating the merits and risks of the investment in the Securities. The Subscriber has prior investment experience, and Subscriber recognizes the highly speculative nature of this investment.

(g)        Information and Non-Reliance.

(i)       The Subscriber acknowledges that the Subscriber has carefully reviewed this Subscription Agreement, which the Subscriber acknowledges has been provided to the Subscriber. The Subscriber has been given the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of this Offering and the Subscription Agreement and to obtain such additional information, to the extent the Company possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of same as the Subscriber reasonably desires in order to evaluate the investment. The Subscriber understands the Subscription Agreement, and the Subscriber has had the opportunity to discuss any questions regarding the Subscription Agreement with the Subscriber’s counsel or other advisor. Notwithstanding the foregoing, the only information upon which the Subscriber has relied is that set forth in the Subscription Agreement and the results of independent investigation by the Subscriber. The Subscriber has received no representations or warranties from the Company, its employees, agents or attorneys in making this investment decision other than as set forth in the Subscription Agreement. The Subscriber does not desire to receive any further information.

(ii)       The Subscriber represents that it is not relying on (and will not at any time rely on) any communication (written or oral) of the Company, as investment advice or as a recommendation to purchase the Securities, it being understood that information and explanations related to the terms and conditions of the Securities and the Subscription Agreement shall not be considered investment advice or a recommendation to purchase the Securities.

(iii)       The Subscriber confirms that the Company has not (i) given any guarantee or representation as to the potential success, return, effect or benefit (either legal, regulatory, tax, financial, accounting or otherwise) of an investment in the Securities or (ii) made any representation to the Subscriber regarding the legality of an investment in the Securities under applicable legal investment or similar laws or regulations. In deciding to purchase the Securities, the Subscriber is not relying on the advice or recommendations of the Company and the Subscriber has made its own independent decision that the investment in the Securities is suitable and appropriate for the Subscriber.

(h)       Tax Consequences. The Subscriber acknowledges that the Offering may involve tax consequences and that the contents of the Subscription Agreement do not contain tax advice or information. The Subscriber acknowledges that the Subscriber must retain the Subscriber’s own professional advisors to evaluate the tax and other consequences of an investment in the Securities. The Subscriber intends to acquire the Securities without regard to tax consequences.

(i)         Transfer or Resale. The Subscriber understands that the Securities have not been registered under the Securities Act or the securities laws of any state and, as a result thereof, are subject to substantial restrictions on transfer. The Subscriber acknowledges that the Subscriber may be precluded from selling or otherwise disposing of the Securities for an indefinite period of time and that in no circumstance may the Securities be transferred to any U.S. Person for six (6) months. The Subscriber consents that the Company may, if it desires, permit the transfer of the Securities out of Subscriber’s name only when Subscriber’s request for transfer is accompanied by an opinion of counsel reasonably satisfactory to the Company that neither the sale nor the proposed transfer results in a violation of the Securities Act or any applicable state “blue sky” laws. The Subscriber also understands that sales or transfers of the Securities are further restricted by the confidentiality agreement it previously entered into with the Company. The Subscriber acknowledges and agrees that the Subscriber will not sell or transfer the Securities to any Person while in possession of material non-public information regarding the Company. Notwithstanding any of the foregoing, the Subscriber acknowledges that the Company may refuse to register any transfer of the Securities if such transfer is not made in accordance with the provisions of this Regulation S under the Securities Act or this Section 3(i).

(j)         Due Authorization; Enforcement. The Subscriber has all requisite power and authority (and in the case of an individual, capacity) to purchase and hold the Securities, to execute, deliver and perform the Subscriber’s obligations under this Subscription Agreement and when executed and delivered by the Subscriber, this Subscription Agreement will constitute legal, valid and binding agreements of the Subscriber enforceable against the Subscriber in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally, and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(k)        Address. The residence address of the Subscriber furnished by the Subscriber on the signature page hereto is the Subscriber’s principal residence if the Subscriber is an individual or its principal business address if it is a corporation, partnership, trust or other entity.

(l)         Compliance with Laws. The Subscriber will comply with all applicable laws and regulations in effect in any jurisdiction in which the Subscriber purchases or sells Securities and obtain any consent, approval or permission required for such purchases or sales under the laws and regulations of any jurisdiction to which the Subscriber is subject or in which the Subscriber makes such purchases or sales, and the Company shall have no responsibility therefore. The Subscriber shall not effect any transactions in the Company’s securities other than the purchase of the Securities while Subscriber is in possession of material non-public information, until such time all material non-public information has been disclosed by the Company.

(m)     Accuracy of Representations and Warranties. The information set forth herein concerning the Subscriber is true and correct. The Subscriber understands that, unless the Subscriber notifies the Company in writing to the contrary at or before the Closing, each of the Subscriber’s representations and warranties contained in this Subscription Agreement will be deemed to have been reaffirmed and confirmed as of the Closing, taking into account all information received by the Subscriber.

(n)       Entity Representation. If the Subscriber is a corporation, partnership, trust or other entity, such entity further represents and warrants that it was not formed for the purpose of investing in the Company.

(o)       [Ownership of Notes. The Subscriber owns and holds, beneficially and of record, the entire right, title, and interest in and to the Notes free and clear of all rights and liens. The Subscriber has full power and authority to transfer and dispose of the Notes to the Company free and clear of any right or lien. Other than the transactions contemplated by this Subscription Agreement, there is no outstanding, plan, pending proposal, or other right of any Person to acquire all or any part of the Notes or any shares of Common Stock issuable upon conversion of the Notes.]

4.       Representations and Warranties of the Company.

The Company represents and warrants to the Subscriber that:

(a)        Organization. The Company is organized and validly existing in good standing under the laws of the state of Delaware. The Company is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(b)       Due Authorization, Enforcement and Valid Issuance. The Company has all requisite power and authority to execute, deliver and perform its obligations under this Subscription Agreement, and when executed and delivered by the Company, this Subscription Agreement will constitute legal, valid and binding agreements of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally, and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). The Securities have been duly authorized and, when issued and paid for in accordance with the terms of this Subscription Agreement, will be duly and validly issued, fully paid and nonassessable. In the event that Exercise Shares are issued in accordance with the Warrant, such Exercise Shares will be duly authorized by all necessary corporate action and validly issued and outstanding, fully paid and nonassessable, and the holders shall be entitled to all rights afforded to a holder of Common Stock. The Company has and will continue to reserve a sufficient amount of Common Stock for the issuance of the Exercise Shares.

(c)        Noncontravention. The execution and delivery of this Subscription Agreement and the consummation of the transactions contemplated hereby will not conflict with or constitute a violation of, or default under (i) any material agreement to which the Company is a party or by which it or any of its properties are bound or (ii) the organizational documents of the Company.

(d)        Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than: (i) the filings required pursuant to SEC rules and regulations, (ii) application to Nasdaq for the listing of the Shares for trading thereon in the time and manner required thereby, and (iii) such filings as are required to be made under applicable state securities laws.

(e)        Capitalization. The capitalization of the Company is as set forth in the SEC Reports (as defined below). Except as set forth on Schedule 4(e), the Company has not issued any capital stock since its most recently filed periodic report under the Exchange Act, other than pursuant to the exercise of stock awards under the Company’s equity incentive plan, the issuance of shares of Common Stock to employees, directors and consultants as compensation and pursuant to the conversion and/or exercise of Common Stock Equivalents outstanding as of the date of the most recently filed periodic report under the Exchange Act. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as set forth in the SEC Reports, as set forth on Schedule 4(e), or as a result of the purchase and sale of the Units, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock or the capital stock of any Subsidiary, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents or capital stock of any Subsidiary.

(f)         SEC Reports; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”). As of their respective filing dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(g)        Litigation. There is no action, suit, inquiry, notice of violation, proceeding or investigation, inquiry or other similar proceeding of any federal or state government unit pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the issuance of the Securities.

(h)        Compliance. The Company: (i) is not in violation of any judgment, decree or order of any court, arbitrator or other governmental authority and (ii) is not or has not been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect.

(i)         Environmental Laws. The Company (i) is in compliance with all federal, state, local and foreign laws relating to pollution or protection of human health or the environment (including ambient air, surface water, groundwater, land surface or subsurface strata), including laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands, or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations, issued, entered, promulgated or approved thereunder (“Environmental Laws”); (ii) has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business; and (iii) is in compliance with all terms and conditions of any such permit, license or approval where in each clause (i), (ii) and (iii), the failure to so comply could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.

(j)         Regulatory Permits. The Company possesses all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct its business as described in the SEC Reports, except where the failure to possess such permits could not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and the Company has not received any notice of proceedings relating to the revocation or modification of any Material Permit.

(k)        Intellectual Property Rights.

(i)       Schedule 4(l) contains a true and complete list of (i) the Patent Rights existing on the Effective Date that are registered and applied-for with a Governmental Entity and owned by the Company and its subsidiaries and (ii) In-Licenses relating to the Technology as of the Effective Date, excluding any licenses or sublicenses entered with the Company or any of its subsidiary’s suppliers or customers. The Patent Rights listed in Schedule 4(l) include all of the Patent Rights owned by the Company and its subsidiaries and licenses relating to the Technology as of the Effective Date that relate to the Company’s business and its operations. The Company is the owner or exclusive licensee of all Patent Rights listed in Schedule 4(l) and, to the knowledge of Company as of the Effective Date, the Company has no knowledge that the Patent Rights are unpatentable or unenforceable. The Company and its subsidiaries (i) are, as of the Effective Date, the sole and exclusive owner or licensee of all right, title and interest in and to IP Rights; (ii) have not granted to any third party any license or other right with respect to IP Rights that conflicts with or limits in any way the licenses and rights granted to the Company in or by any license; and (iii) to the knowledge of the Company have not disclosed to any third party any confidential Trade Secrets or know-how of the Company. The manufacture, use, sale, offer for sale or import of any Technology does not, to the knowledge of the Company as of the Effective Date, Infringe any Patent, Trade Secret, or any other Intellectual Property or proprietary right of any third party, and the Company has not received written, oral or other notice from any third party claiming that the manufacture, use, sale, testing, offer for sale or import of any Technology Infringes any Patent or other Intellectual Property rights of any third party, nor to the knowledge of the Company as of the Effective Date is there any reasonable basis for such a claim.

(ii)       As used in this Section 4(l), (A) “Patent Rights” shall mean (i) Patents (which for the purposes of this Section shall be deemed to include certificates of invention and applications for certificates of invention); (ii) any protection certificates, results of inter parties, post-grant, or covered business method patent reviews and derivation proceedings, and the like of any such patents and patent applications; and (iii) any and all foreign equivalents of the foregoing throughout the world; (B) “Governmental Entity” means any federal, state, local or foreign government or political subdivision thereof, or any agency, commission, governmental authority, or instrumentality of such government or political subdivision, or court, or any self-regulated organization or other non-governmental regulatory authority or quasi-governmental authority; (C) “In-License” means all licenses and other agreements under which the Company or any of its subsidiaries has been granted a license to any Intellectual Property (other than for “shrink wrapped,” “click-through,” or other form license-based “off-the-shelf” third party Intellectual Property that is otherwise commercially available on standard, nondiscriminatory terms, for an annual or one-time license fee of no more than $50,000); (D) “Technology” means all discoveries, inventions (whether or not protectable under patent Laws), designs, developments, works of authorship, data, information, methods of manufacture or use, know-how, procedures, protocols, techniques, results of experimentation and testing, and other technology; (E) “IP Rights” means, collectively, Patent Rights, Know-How Rights, and any other Intellectual Property; (F) “Trade Secrets” means all trade secrets, know-how and confidential or proprietary ideas and information, including such rights in inventions (whether or not), discoveries, improvements, Technology, and customer and supplier lists, business and technical information, proprietary information, processes, formulae, databases and data compilations and collections, tools, methods, protocols, results, technical data, methodologies, practices, techniques, and other confidential and proprietary information and rights therein; (G) “Infringe” means any infringement as determined by applicable law, including, without limitation, direct infringement, contributory infringement or any inducement to infringe; (H) “Intellectual Property” means any and all of the following and all rights in, relating to, arising out of, or associated with (whether provisional or non-provisional) intellectual property and proprietary rights, whether protected, created, or arising under any law or jurisdiction throughout the world (including all applications or rights to apply for any of the following, and all registrations, renewals, extensions, future equivalents, and restorations, now or hereafter in force and effect), including: all United States, international, and foreign: (1) issued patents and patent applications, and all substitutions, reissues, divisions, reexaminations, provisionals, continuations, continuations-in-part, revalidations, extensions, supplementary protection certificates, results of inter parties, post grant or covered business method patent reviews and derivation proceedings, and equivalent or similar rights anywhere in the world in inventions, discoveries, and designs, including invention disclosures or restorations of any of the foregoing, and other Governmental Entity-issued indicia of invention ownership (including certificates of invention, petty patents, and patent utility models) (“Patents”); (2) all Trade Secrets; (3) trademarks, service marks, brands, certification marks, logos, trade dress, trade names, and other similar indicia of source or origin, together with the goodwill connected with the use of and symbolized by, and all registrations, applications for registration, and renewals of, any of the foregoing; (4) copyrights and works of authorship, whether or not copyrightable, and all registrations, applications for registration, and renewals of any of the foregoing and all other rights corresponding thereto, (including moral rights), throughout the world; (“Copyrights”); (5) mask works, and all registrations, applications for registration, and renewals thereof; (6) industrial designs, and all Patents, registrations, applications for registration, and renewals thereof, whether or not Copyrights; (7) computer programs, operating systems, applications, firmware, and other code, including all source code, object code, application programming interfaces, data files, databases, protocols, specifications, and other documentation thereof; (8) rights of publicity, privacy and personality; (9) all rights in world wide web addresses, URLs, domain names, social media accounts and handles, other similar designations, and contract rights therein and (10) all other intellectual or industrial property, proprietary rights, and any similar, corresponding, or equivalent rights to any of the foregoing in items (1) through (10) above, anywhere in the world.

(l)         Tax Status. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company (i) has made or filed all United States federal, state and local income and all foreign income and franchise tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations and (iii) has set aside on its books provision reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company or of any Subsidiary know of no basis for any such claim.

(m)       Private Placement. Assuming the accuracy of the Subscriber’s representations and warranties set forth in Section 3, no registration under the Securities Act is required for the offer and sale of the Securities.

(n)        No General Solicitation. Neither the Company nor any person acting on behalf of the Company has offered or sold any of the Securities by any form of general solicitation or general advertising. The Company has offered the Units for sale only to the Subscriber within the meaning of Rule 501 under the Securities Act.

(o)        No Disqualification Events. With respect to the Units to be offered and sold hereunder in reliance on Rule 506(b) under the Securities Act, none of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering hereunder, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale, nor any Person, including a placement agent, who will receive a commission or fees for soliciting purchasers (each, an “Issuer Covered Person”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to the Subscriber a copy of any disclosures provided thereunder.

(p)        Office of Foreign Assets Control. Neither the Company nor, to the Company’s knowledge, any director, officer, agent, employee or affiliate of the Company or any Subsidiary is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”).

(q)        Money Laundering. The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no Action or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any Subsidiary with respect to the Money Laundering Laws is pending or, to the knowledge of the Company or any Subsidiary, threatened.

5.       Conditions to Closing.

(a)        The obligations of the Company hereunder in connection with the Closing are subject to the satisfaction at or prior to the Closing of the following conditions precedent:

(i)       the accuracy in all material respects (or, to the extent representations or warranties are qualified by materiality or Material Adverse Effect, in all respects) on each Closing Date of the representations and warranties of the Subscriber contained herein (unless as of a specific date therein in which case they shall be accurate as of such date); and

(ii)       all obligations, covenants and agreements of the Subscriber required to be performed at or prior to each Closing Date shall have been performed.

(b)       The obligations of the Subscriber hereunder in connection with the Closing are subject to the satisfaction at or prior to the Closing of the following conditions precedent:

(i)       the accuracy in all material respects (or, to the extent representations or warranties are qualified by materiality or Material Adverse Effect, in all respects) on each Closing Date of the representations and warranties of the Company contained herein (unless as of a specific date therein in which case they shall be accurate as of such date);

(ii)       all obligations, covenants and agreements of the Company required to be performed at or prior to each Closing Date shall have been performed; and

(iii)       the delivery by the Company of (A) the stock certificate or transfer agent report evidencing that the shares of Common Stock have been issued and registered in the name of the Subscriber and (B) the duly executed Warrant in the name of the Subscriber.

6.       Other Agreements.

(a)        Legends. The certificates representing the Securities sold pursuant to this Subscription Agreement will be imprinted with legends in substantially the following form:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT IN ACCORDANCE WITH REGULATION S PROMULGATED UNDER THE ACT. IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED. HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE CONDUCTED EXCEPT IN COMPLIANCE WITH THE ACT.”

Certificates may also bear any other legend language that may be determined by the Company and its counsel from time to time.

[(b)      Discharge of Obligations. In consideration of the Securities, the Parties agree and acknowledge that all rights and obligations of the Parties pursuant to the Note[s] are hereby extinguished and that each of the Note[s] owned by the Subscriber shall have no further force and effect as of the date of issuance of the Securities.]

7.       United States Anti-Money Laundering Program. The Subscriber understands that the Company’s Board of Directors is required to comply with applicable anti-money laundering provisions under the United States PATRIOT Act of 2001, as amended (the “USA PATRIOT Act”). As a condition to acceptance of the Subscriber’s investment in the Company, the Subscriber makes the representations and agreements set forth on Exhibit B attached hereto, and agrees to provide to the Company true and correct copies of the applicable documentation pursuant to the requirements of Exhibit C attached hereto. The Company reserves the right to request such additional information as is necessary to verify the identity of the Subscriber and the underlying beneficial owner of the Subscriber’s interest in the Company. In the event of delay or failure by the Subscriber to produce any information required for verification purposes, the Company may refuse to accept a subscription or may cause the withdrawal of the Subscriber from the Company.

8.       Miscellaneous

(a)       Notice. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Subscription Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by email or facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) business day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses, email and facsimile numbers for such communications shall be:

If to the Company:               Renovaro Inc.

2080 Century Park East, Suite 906

Los Angeles, CA 90067

Phone: (305) 918-1980

E-mail: mdybul@renovarobio.com

Attention: Mark Dybul, M.D.

with a copy to:                      K&L Gates LLP

200 South Biscayne Boulevard

Suite 3900

Miami, FL 33131

E-mail: clayton.parker@klgates.com

Attention: Clayton E. Parker, Esq.

If to the Subscriber:             [●]

[●]

[●]

[●]

E-mail: [●]

Attention: [●]

(b)      Entire Agreement; Amendment. This Subscription Agreement and the Confidentiality Agreement supersede all other prior oral or written agreements between the Subscriber, the Company, their affiliates and Persons acting on their behalf with respect to the matters discussed herein and constitutes the entire understanding of the parties with respect to the matters covered herein. No provision of this Subscription Agreement may be amended or waived other than by an instrument in writing signed by the Company and the Subscriber.

(c)        Severability. If any provision of this Subscription Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Subscription Agreement in that jurisdiction or the validity or enforceability of any provision of this Subscription Agreement in any other jurisdiction.

(e)        Governing Law. This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule.

(f)         Consent to Personal Jurisdiction and Venue; Waiver of Jury Trial; Waiver of Service of Process(f) . The Subscriber hereby consents to personal jurisdiction and exclusive venue in the Circuit Court in and for Miami-Dade County, Florida. Furthermore, the Subscriber and Company hereby expressly waive a trial by jury in any action between the Subscriber and the Company arising out of or in connection with this Agreement. For purposes of this Section, the term “Subscriber” includes any business entity owned or controlled by the Subscriber. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such Notices on this signature page of this Subscription Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

(f)         Successors and Assigns. This Subscription Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. The Subscriber shall not assign its rights hereunder without the prior written consent of the Company.

(g)       No Third-Party Beneficiaries. This Subscription Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

(h)       Notification of Changes. The Subscriber hereby covenants and agrees to notify the Company upon the occurrence of any event prior to the closing of the purchase of the Securities pursuant to this Subscription Agreement which would cause any representation, warranty or covenant of the Subscriber contained in this Subscription Agreement to be false or incorrect.

(i)        Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Subscription Agreement and the consummation of the transactions contemplated hereby.

(j)         Legal Representation. The Subscriber acknowledges that: (i) the Subscriber has read this Subscription Agreement and the exhibits referred to herein; (ii) the Subscriber understands that the Company has been represented in the preparation, negotiation and execution of the Subscription Agreement; and (iii) the Subscriber understands the terms and conditions of the Subscription Agreement and is fully aware of their legal and binding effect.

(k)        Expenses. Each party will bear its own costs and expenses (including legal and accounting fees and expenses) incurred in connection with this Subscription Agreement and the transactions contemplated hereby.

(l)        Counterparts. This Subscription Agreement may be executed in counterparts, all of which shall be considered one and the same agreement. The exchange of signature pages by electronic signature, by electronic mail in “portable document format” (“.pdf”) form or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document shall constitute effective execution and delivery of this Agreement as to the parties.

[SIGNATURE PAGES FOLLOW]

SUBSCRIBER SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

IN WITNESS WHEREOF, and intending to be legally bound hereby, the Subscriber has caused this Subscription Agreement to be duly executed as of as of the date first set forth above, and by executing this signature page, hereby executes, adopts and agrees to all terms, conditions, and representations contained in the foregoing Subscription Agreement and hereby subscribes for the Securities offered by the Company in the amount set forth below.

SUBSCRIBER:

By:

Name:
Title:

Units (number of Units subscribed for): [●]

Shares of Common Stock included in the Units: [●]

Warrants included in the Units: [●]

[Total Amount Outstanding under Notes (Principal plus accrued interest): $[●]]

Cash Portion of Purchase Price: $[●]

Total Purchase Price: $[●]

COMPANY SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

IN WITNESS WHEREOF, and intending to be legally bound hereby, Renovaro Inc. has caused this Subscription Agreement to be duly executed as of as of the date first set forth above, and by executing this signature page, hereby executes, adopts and agrees to all terms, conditions, and representations contained in the foregoing Subscription Agreement.

Accepted and Agreed:
RENOVARO INC.

By
Name:	Mark Dybul
Title:	CEO